John Hancock Funds II

Supplement dated May 24, 2013 to the current Prospectus

Asia Total Return Bond Fund (the “Fund”)

At a Special Meeting of Shareholders of the Fund held May 24, 2013, shareholders approved a non-diversified investment policy, as defined in the Investment Company Act of 1940, as amended.

Accordingly, the Principal investment strategies section in the Fund summary of the Prospectus and the Principal investment strategies section in the Fund details chapter are revised to include the following:

The fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Principal risks section in the Fund summary is revised to include the following:

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers and is increased by investing in securities of a small number of issuers. Investments in a non-diversified fund may magnify the fund’s losses from adverse events affecting a particular issuer.

The Principal risks of investing section in the Fund details chapter is revised to include the following:

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the Investment Company Act of 1940. This means they are allowed to invest in the securities of a relatively small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are “diversified.”

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.